This presentation may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the Safe Harbor Provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provision. Forward- looking statements can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and words of similar meaning. These forward- looking statements include, but are not limited to: • statements of our goals, intentions and expectations; • statements regarding our business plans, prospects, growth and operating strategies; • statements regarding the asset quality of our loan and investment portfolios; and • estimates of our risks and future costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: • general economic conditions, either nationally or in our market areas, that are worse than expected; • competition among depository and other financial institutions FORWARD-LOOKING STATEMENT • changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; • adverse changes in the securities markets; • changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; • our ability to enter new markets successfully and capitalize on growth opportunities; • our ability to successfully identify, acquire, and integrate future acquisitions; • our incurring higher than expected loan charge-offs with respect to assets acquired in FDIC-assisted acquisitions; • changes in consumer spending, borrowing and savings habits; • changes in accounting policies and practices, as may be adopted by the bank regulatory agencies and the Financial Accounting Standards Board; and • changes in our organization, compensation and benefit plans. Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date of this presentation. Except as required by applicable law or regulation, we do not undertake, and specifically disclaim any obligation to update any forward-looking statements that may be made from time to time by or on behalf of the Company. Please see “Risk Factors” beginning on page 19 of the Company’s Prospectus dated February 11, 2013. 2

NASDAQ: CHFN Recent Price1 (07/21/2017): $17.76 Shares Outstanding (06/30/2017): 15.1 Million Market Capitalization2: $268.4 Million Price/Tangible Book Value3: 148.99% Estimated P/E4 19.7x Dividend Yield5: 1.58% Total Assets (06/30/2017): $1.5 Billion 1 - Source: Bloomberg 2 - Based on July 21, 2017 closing market price and June 30, 2017 shares outstanding. 3 - Based on July 21, 2017 closing market price, June 30, 2017 shares outstanding and June 30, 2017 tangible book value. 4 - Based on July 21, 2017 closing market price, June 30, 2017 shares outstanding and LTM $1.04 earnings/share. 5 - Based on July 21, 2017 closing market price MARKET PROFILE 3

• Founded in 1954 in West Point, Georgia • Pending Resurgens Bancorp acquisition • Acquired Community Bank of the South with four Metro Atlanta branches on April 15, 2016 • History of organic and acquisitive growth • Approximately 340 FTE’s servicing 59,000 checking accounts • 20 Branches (22 including Resurgens) • 9 Branches (11 including Resurgens) in Atlanta Metropolitan Statistical Areas (“MSA”) CORPORATE PROFILE June 30, 2017 Total Assets: $1.5 Billion Total Net Loans: $1.0 Billion Total Deposits: $1.2 Billion Total Capital: $212.1 Million 4

Strategic Direction • Small Town Mutual Thrift (1954 – 2000) • MHC 20% (2001 – 2008) • Raised $39 Million in capital • Buybacks and dividends (dividend waiver) totaling $85 Million • Financial Crisis (2009 – 2012) • Three assisted bank acquisitions • Two Atlanta MSA • Supplemental capital raises to 40% public • Financial Recovery (2013 – 2015) • Full conversion • Capital raised $143 Million • Buybacks • Bought back 35.6% of outstanding stock • Growth (2016 – Current) • Acquisitions to build earnings and improve markets 5

z • Focus on strategic growth • M&A execution experience … 6 transactions both assisted & unassisted; one additional pending • Maintained conservative credit • Built strong retail deposit franchise • History of rewarding shareholders OVERVIEW OF MANAGEMENT TEAM TOP EXECUTIVES (Banking/CharterBank) NAME POSITION EXPERIENCE ROBERT L. JOHNSON CHAIRMAN & CEO 35/33 LEE W. WASHAM PRESIDENT 33/17 CURTIS R. KOLLAR SENIOR VICE-PRESIDENT & CFO 30/26 6

RECENT ACCOMPLISHMENTS • Continued North Atlanta Expansion • Pending Acquisition of Resurgens • Acquisition of Community Bank of the South (“CBS”) (2016) • Buckhead Branch (2017) • Norcross Branch/LPO (2008) • Growing into an earnings & markets-driven stock • Consecutive quarterly dividend increases • Strong credit quality • Near-complete leverage of thrift conversion capital 7

MARKET CONDITIONS • Atlanta MSA employment growing at 3.3% • I-85 corridor legacy markets energized with automotive & logistics-related job growth • Most markets have significant manufacturing, university or military influences • Active regional M&A market 8

DEPOSIT HIGHLIGHTS 9 • As of June 30, 2017 • 58,962 checking accounts • 50,379 active debit cards • 2.7%* gross fee yield on checking account balances • Bank card revenue 42.4% of deposit fees • 62.5% checking accounts accept electronic statements • 47 bps cost of deposits * Annualized fees divided by average checking account balances

CHECKING FEES 10 * Annualized fees Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 $0 $2,000,000 $4,000,000 $6,000,000 $8,000,000 $10,000,000 $12,000,000 $14,000,000 Accounts$ Do lla rs Total Checking Fees Total # Checking Accounts

CHECKING FEES 11 • 2000 – Total checking accounts 5,000 • 2017 – Total checking accounts 59,000 * Annualized fees Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. 20% 25% 30% 35% 40% 45% 50% 55% 60% $0 $2,000,000 $4,000,000 $6,000,000 $8,000,000 $10,000,000 $12,000,000 $14,000,000 % Bank Card Fees of Total Checking Fees Total Checking Fees

CHECKING FEES 12 ($ Millions) Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 YTD 2017 Annualized Total Checking Fees Bank Card Fees & Other NSF Fees

SWIPE AND DRIVE 13

*Based on SNL Financial ranking as of June 2016 • Growth of CHFN’s Atlanta MSA deposit base to $578 million • $712 million deposits pro forma with Resurgens ranking 8th* among community banks (under $10.0 billion assets) • Opened Buckhead branch February 2017 • CHFN loans at 51% in Atlanta MSA • Pro Forma loans including Resurgens 56% 14 INCREASING POSITION IN ATLANTA METRO MARKET

CAPITAL LEVERAGE STRATEGY Holding Company CET1 of 16.40% at June 30, 2017; 13.63% Pro Forma with Resurgens • M&A • Organic growth • Adding loan producers • Cash dividends 15

Reduced outstanding shares by approximately 35.6% EFFECTIVE STOCK BUYBACKS 16 - 3.00 6.00 9.00 12.00 15.00 18.00 21.00 24.00 27.00 30.00 - 3 6 9 12 15 18 21 24 27 30 33 $ Do llar sMi llio ns Shares Outstanding Stock Price

Continued Positioning in the Atlanta Metro Market 17 • Will rank 8th in deposit market share among community banks in Atlanta MSA with less than $10.0 billion in assets1 and 20th overall • CHFN’s Atlanta MSA pro forma loans will increase to 56% or $662 million2 • Atlanta MSA proportion of CHFN’s deposits will increase to 54% or $712 million2 (1) Assets as of March 31, 2017, deposit data as of June 30, 2016 (2) Loans and Deposits as of June 30, 2017 Source: SNL Financial (1) Institution (ST) 2016 Rank Number of Branches June 2016 Total Deposits in Market ($000) Total Market Share (%) Fidelity Southern Corp. (GA) 9 46 2,927,509 1.92 Brand Group Holdings Inc. (GA) 12 7 1,910,125 1.25 Atlantic Capital Bcshs Inc. (GA) 13 1 1,427,057 0.93 Hamilton State Bancshares (GA) 14 24 1,317,796 0.86 State Bank Finl Corp. (GA) 15 7 1,232,279 0.81 United Bank Corp. (GA) 17 14 901,260 0.59 Renasant Corp. (MS) 18 18 892,067 0.58 Pro Forma Entity 11 710,282 0.46 Charter Financial Corp. (GA) 22 9 583,345 0.38 Resurgens Bancorp (GA) 50 2 126,937 0.08 Market Total 1260 152,829,823

PRO FORMA LOANS

June 30, 2017

CharterBank



Consr & Other 5.3%
Multifam 2.5%
C&I 7.4%
C&D 13.8%
1-4 Fam 21.3%
Other CRE 29.4%
OwnOcc CRE 17.0%
HELOC 3.2%

Loan Type	Composition ($000)	% of Total
Constr & Dev	143,980	13.8%
1-4 Family Residential	222,832	21.3%
Home Equity	33,708	3.2%
Owner - Occ CRE	178,046	17.0%
Other CRE	307,731	29.4%
Multifamily	26,220	2.5%
Commercial & Industrial	77,344	7.4%
Consr & Other	55,712	5.3%
Total Loans	$1,045,573	100.0%

Resurgens



Consr & Other 0.2%
Multifam 2.4%
C&I 13.5%
C&D 18.3%
1-4 Fam 18.5%
Other CRE 16.8%
OwnOcc CRE 23.9%
HELOC 6.5%

Loan Type	Composition ($000)	% of Total
Constr & Dev	24,808	18.3%
1-4 Family Residential	25,028	18.5%
Home Equity	8,801	6.5%
Owner - Occ CRE	32,452	23.9%
Other CRE	22,732	16.8%
Multifamily	3,302	2.4%
Commercial & Industrial	18,245	13.5%
Consr & Other	234	0.2%
Total Loans	$135,304	100.0%

Combined



Consr & Other 4.7%
Multifam 2.5%
C&I 8.1%
C&D 14.3%
1-4 Fam 21.0%
Other CRE 28.0%
OwnOcc CRE 17.8%
HELOC 3.6%

Loan Type	Composition ($000)	% of Total
Constr & Dev	168,788	14.3%
1-4 Family Residential	247,860	21.0%
Home Equity	42,509	3.6%
Owner - Occ CRE	210,498	17.8%
Other CRE	330,463	28.0%
Multifamily	29,522	2.5%
Commercial & Industrial	95,589	8.1%
Consr & Other	55,946	4.7%
Total Loans	$1,181,175	100.0%

18

Note: Regulatory data shown, does not include purchase accounting adjustments
Source: SNL Financial

Charter Financial CORPORATION

PRO FORMA DEPOSITS 19 June 30, 2017 CharterBank Resurgens Combined Note: Regulatory data shown, does not include purchase accounting adjustments Source: SNL Financial Non Int. Bearing 16.2% NOW & Other Trans 26.2% MMDA & Sav 26.0% Time < $100k 15.5% Time > $100k 16.0% Non Int. Bearing 19.1% NOW & Other Trans 9.2% MMDA & Sav 34.8% Time < $100k 10.7% Time > $100k 26.2% Non Int. Bearing 16.5% NOW & Other Trans 24.5% MMDA & Sav 26.9% Time < $100k 15.1% Time > $100k 17.0% Composition Composition Composition Deposit Type ($000) % of Total Deposit Type ($000) % of Total Deposit Type ($000) % of Total Non Interest Bearing 195,437 16.2% Non Interest Bearing 25,523 19.1% Non Interest Bearing 220,960 16.5% NOW & Other Trans 316,524 26.2% NOW & Other Trans 12,259 9.2% NOW & Other Trans 328,783 24.5% MMDA & Sav 314,284 26.0% MMDA & Sav 46,459 34.8% MMDA & Sav 360,743 26.9% Time Deposits < $100k 187,648 15.5% Time Deposits < $100k 14,330 10.7% Time Deposits < $100k 201,978 15.1% Ti e Deposits > $100k 193,581 16.0% Ti e Deposits > $100k 35,049 26.2% Ti e Deposits > $100k 228,630 17.0% Total Deposits $1,207,474 100.0% Total Deposits $133,620 100.0% Total Deposits $1,341,094 100.0% Loans / Deposits 86.6% Loans / Deposits 101.3% Loans / Deposits 88.1%

RESURGENS TRANSACTION SUMMARY 20 • Drives high-teens % EPS accretion and overall shareholder value • Infills two attractive “in-town” submarkets to CHFN’s growing Atlanta presence • CHFN’s broader product line, higher lending limits and expected retention of Resurgens’ leadership team create opportunities for growth and synergies across CHFN’s Atlanta market system • Pro forma institution remains well capitalized and poised to deliver continued balance sheet and earnings growth • Consistent with CHFN’s disciplined capital management and growth strategy

Key Attributes Resurgens Rationale Franchise Aspects: • High-growth metro market?  Attractive “in-town” infill in the attractive Atlanta MSA • Complementary culture?  Similar culture, efficient transition • Attractive core deposit base?  Good core mix includes $38mm of checking deposits with $27mm non- interest bearing; 60 bps deposit cost Fundamentals: • Accretive to EPS day 1?  Immediate EPS Accretion1 • TBV earn back period within 5 years?  Less than 4 years • Conservative credit marks?  1.5% of total loans • Good IRR?  +20% IRR2 Resurgens Transaction Meets M&A Disciplines 21 (1) Excludes one-time merger costs (2) Based on 14 P/E terminal value

TRANSACTION TERMS & ASSUMPTIONS 22 Resurgens Bancorp Transaction Value1 $26.3 million Consideration 100% Cash Price/TBV 168.6% Price/LTM EPS2 18.9x Required Approvals Customary regulatory and shareholder approval Expected Closing September 2017 Estimated Cost Savings: 25% of Resurgens LTM non- interest expense Revenue Synergies: None assumed Transaction Expenses: $2.7 million, pretax Core Deposit Intangible: $1.0 million Fair Value Marks: 1.5% aggregate mark on total loans (1) Based on shares outstanding, options, and warrants (2) Based on LTM tax-effected net income at 34% of $1.4 million

RESURGENS TRANSACTION HIGHLIGHTS 23 • Two branches with more than $130 million of deposits and loans in highly desirable in-town Atlanta sub-markets • Energetic management team with capacity to expand market share • Attractive core deposit mix • History of consistent earnings • Solid credit • Strong IRR • Compelling EPS accretion

RESURGENS TRANSACTION RATIONALE

Strategic Rationale

- Deploys CHFN's capital, operating capacity and proven M&A expertise in growing, attractive metro areas
- Ambitious team with proven C&I and ability to grow Atlanta further
- Infills desirable submarkets supporting prior Atlanta acquisition and Buckhead *de novo* branch

Financially Attractive

- High-teens (%) EPS accretion
- Adds to CHFN's operating and capital leverage
- Moderate TBV Dilution Payback Period
- Clean credit profile
- +20% IRR[1]

Low Risk Integration

- Conservative credit mark after comprehensive due diligence
- De-conversion from same system in most recent prior acquisition
- Simple operations
- Significant management team retention

24

Charter Financial CORPORATION

(1) Based on 14 P/E terminal value

FINANCIAL INFORMATION 25

Total Loans, Net Net Income $11.9 million Fully Diluted EPS1 $0.78 Total Deposits $1.2 billion • ALL as a % of Nonperforming Loans – 586.83% • ALL as a % of Total Loans – 1.04% • Continued advances in core earnings Asset Quality 0.26% NPA 16.40% $1.0 billion 1 - Diluted net income per share for the nine months ended June 30, 2017 was computed by dividing net income by weighted average shares outstanding plus potential common shares resulting from dilutive stock options and unvested restricted shares, determined using the treasury stock method. • Basic EPS up 48% from June 2016 • Bank Common Equity Tier 1 of 15.69% Basic EPS $0.83 FISCAL 2017 YTD (9 Months Ended June 2017) RESULTS AND DEVELOPMENTS 26 ROA 1.08% • Total Loans, Net up 4% from June 2016 • Total Deposits up 3% from June 2016 Holding Company Common Equity Tier 1

Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. 1 - Core deposits consist of transaction accounts, money market accounts, and savings accounts. BALANCE SHEET HIGHLIGHTS 27 ($ Millions) 2012 2013 2014 2015 2016 Q3 2017 Total Assets $1,032,220 $1,089,406 $1,010,361 $1,027,079 $1,438,389 $1,480,122 Loans, net 593,904 579,854 606,367 714,761 994,052 1,032,107 Securities 189,379 215,118 188,743 184,404 206,336 187,655 Total Liabilities $889,699 $815,628 $785,406 $822,149 $1,235,240 $1,268,042 Retail Deposits 779,397 745,900 717,192 703,278 1,125,067 1,157,450 Core1 456,292 475,426 486,248 505,154 784,705 813,025 Time 323,105 270,475 230,944 198,124 340,362 344,425 Total Borrowings 81,000 60,000 55,000 62,000 56,588 56,690 Total Equity $142,521 $273,778 $224,955 $204,931 $203,150 $212,080

32.1% Note: Core Deposits = Transaction, Savings & Money Market Accounts Wholesale Funding = Wholesale Deposits, Borrowings & TRUPS ($ Millions) DEPOSIT GROWTH 28 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 Core Deposits Retail CD's Wholesale Funding 48% 27% 25% 26% 30% 44% 30% 41% 29% 43% 13% 44% $1,021 $825 $1,035 $881 11% 37% 52% $811 8% 59% 33% $687 $801 12% 25% 63% $772 7% 30% 63% $1,218 64% 28% 8% 7% 28% 65% $1,251

Average cost of deposits for the three months ended June 30, 2017: 0.47% DEPOSIT MIX – June 30, 2017 29 Time Deposits (Excluding Wholesale Deposits) 29%Savings & Money Market 25% Transaction Accounts 43% Wholesale Time Deposits 3%

$672.8 $714.8 $679.9 $701.4 $993.8 $994.1 $990.6 $1,007.6 $1,032.1 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 $900.0 $1,000.0 $1,100.0 Jun-15 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 ($ Millions) NET LOANS OUTSTANDING 30

1-4 Family 21% Comm RE - Owner Occupied 17% Comm RE - Non Owner Occupied Other 34% Comm RE - Hotels 6% Comm RE Multifamily 3% Commercial & Industrial 8% Consumer & Other 4% Real Estate Construction 7% Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. [1] Due to the early termination of the FDIC loss share agreements in the fourth quarter of fiscal 2015, ratios for fiscal year ended 2016, include all previously covered assets with the exception of FAS ASC 310-30 loans that are excluded from nonperforming loans due to the ongoing recognition of accretion income established at the time of acquisition. Ratios for periods prior to September 30, 2015, represent non-covered data only. LOAN MIX – June 30, 2017 31 Asset quality ratios[1]: At 2012 2013 2014 2015 2016 6/30/17 NPAs / Total Assets (%) 0.69% 0.49% 0.65% 0.73% 0.45% 0.26% COs / Average Loans (%) 0.86 0.32 0.08 0.00 -0.13% -0.17 ALLL Loans / NPLs (x) 2.38x 2.80x 2.00x 2.30x 2.78x 5.87x Allowance / Total Loans (%) 1.87% 1.70% 1.55% 1.30% 1.03% 1.04%

Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. INCOME STATEMENT HIGHLIGHTS 32 Q3 2017 ($ Millions) 2012 2013 2014 2015 2016 YTD Net Interest Income $37,512 $35,275 $29,918 $32,880 $42,154 $35,842 Provision for Loan Losses $4,503 $1,489 ($713) $0 ($250) ($900) Non-Interest Income $12,912 $11,653 $14,277 $12,329 $20,964 $14,168 Non-Interest Expense $40,303 $36,314 $36,211 $36,832 $45,398 $32,136 Income Tax Expense $639 $2,869 $2,742 $2,805 $6,107 $6,898 Net Income $4,979 $6,256 $5,955 $5,572 $11,863 $11,876 Memo: Net Accretion Income $8,988 $8,923 $3,087 $3,558 $4,371 $1,255 Net Interest Income Less Net Accretion Income $28,524 $26,352 $26,831 $29,322 $37,783 $34,587

5.35% 4.61% 3.83% 4.23% 4.40% 4.11% 1.23% 0.95% 0.81% 0.74% 0.66% 0.62% 4.17% 3.82% 3.22% 3.67% 3.89% 3.61% 3.11% 2.82% 2.87% 3.26% 3.47% 3.48% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 Q3 2017 YTD Yield on Interest Earning Assets Cost of Interest Bearing Liabilities Net Interest Margin Net Interest Margin Excluding Purchase Accounting *Adjusted for net purchase discount accretion and amortization Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. 33 NET INTEREST MARGIN TRENDS 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 Q3 2017 YTD *Impact of Purchase Accounting on Net Interest Margi *Net Interest Margin Excluding the effects of Purchase Accounting Net Interest Margin Including the effects of Purchase Accounting

($ Millions) * Adjusted for net purchase discount accretion and amortization; loss share buyout; recoveries on purchased loans, and acquisition deal costs 34 OPERATING LEVERAGE $39.9 $38.0 $41.3 $44.1 $55.1 $48.5 101% 96% 88% 83% 75% 66% 80% 77% 82% 81% 72% 63% 30% 40% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% 150% 160% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 YTD 2017 Adjusted Net Operating Revenue* Adjusted Efficiency Ratio* Efficiency Ratio $20 $30 $40 $50 $60 $70 $80 $90 $100 $110 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 YTD 2017 Annualized Net Operating Rev nue Adjusted Net Operating Revenue* G&A Expenses

Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. ($ Millions) 35 NONINTEREST INCOME Noninterest Income adjusted for FDIC purchase accounting accretion *Other includes BOLI, Brokerage Commissions, Gain/Loss on Sale of Securities $0 $5 $10 $15 $20 $25 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 Q3 YTD 2017 Recovery on Purchase Accounting Loans Other* 1-4 Loan Gain on Sale Deposit Fees $11.5 21.8% 66.7%61.2% 30.4% 64.9% 27.5% $14.5 57.2% 15.5%$14.8 71.0% 18.1% $21.0 $11.6 10.1% 10.9% 7.6% 11.5% 8.4% 17.2% 68.1% 12.8% 1.8% 17.3% $14.2

Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. ($ Millions) 36 NONINTEREST EXPENSE FY 2016 - Noninterest Expense includes $4.2 million of deal costs. $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 Q3 YTD 2017 Marketing Professional Services Occupancy & Furn. and Equip. Other Salaries and Benefits 22.4% 17.9% 50.8%48.0% 21.7% 21.6% 54.6% 14.1% 22.7% $36.2 56.5% 11.9% 23.3% $36.8 23.2% 56.2% 13.3% $45.4 $40.3 $36.3 58.3% 21.4% 13.4% $32.1

Accelerating EPS growth Capacity for additional operating and capital leverage Focused on organic growth Strategic M&A potential Favorable credit quality Track record of returns to shareholders with annualized total return since: 2013 stock conversion approximately 16%* 37 INVESTMENT MERITS *Source: Bloomberg with dividends reinvested

INVESTOR CONTACTS 1233 O. G. Skinner Drive West Point, Georgia 31833 1-800-763-4444 www.charterbk.com 38 Robert L. Johnson Chairman and Chief Executive Officer bjohnson@charterbank.net (706) 645-3249 Lee W. Washam President lwasham@charterbank.net (706) 645-3630 Curtis R. Kollar Senior Vice President and Chief Financial Officer ckollar@charterbank.net (706) 645-3237

39 APPENDIX

INTEREST RATE RISK BANK NET PORTFOLIO VALUE At June 30, 2017 40 (1) Assumes an instantaneous uniform change in interest rates at all maturities. (2) NPV is the difference between the present value of an institution's assets and liabilities. (3) Present value of assets represents the discounted present value of incoming cash flows on interest-earning assets. (4) NPV ratio represents NPV divided by the present value of assets. Change in Interest Rates (bp) (1) Estimated NPV (2) Estimated Increase (Decrease) in NPV Percentage Change in NPV NPV Ratio as a Percent of Present Value of Assets (3)(4) Increase (Decrease) in NPV Ratio as a Percent of Present Value of Assets (3)(4) (dollars in thousands) 300 $292,328 $6,959 2.4% 19.9% 0.3% 200 $290,905 $5,536 1.9% 19.8% 0.4% 100 $288,657 $3,288 1.2% 19.6% 0.2% — $285,369 — — 19.4% — (100) $265,055 ($20,314) (7.1%) 18.0% (1.4%)